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                                                                   EXHIBIT 10.19

                    AMENDMENT NO. 4 TO SENIOR SUBORDINATED
                    NOTE AND SECURITIES PURCHASE AGREEMENT
                                      AND
                              AMENDMENT AGREEMENT

     This Amendment No. 4 to Senior Subordinated Note and Securities Purchase Agreement and Amendment Agreement (this "Agreement") dated as of January 29, 1999 by and among Law Office Information Systems, Inc., an Arkansas corporation (the "Company"), Capital Resource Lenders III, L.P. ("CRL III"), CRP Investment Partners III, L.L.C. ("CRP Investment"), Rowland Moriarty ("Moriarty" and together with CRL III and CRP Investment, the "Purchasers"), and, for purposes of Section 2 hereof only, the parties listed under the heading "Securityholders" on the signature pages hereto, amends (i) that certain Senior Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997 by and between the Company and CRL III, as amended by that certain Amendment dated as of June 29, 1998, that certain Amendment No. 2 dated as of August 20, 1998 and that certain Amendment No. 3 dated as of November 30, 1998 by and among the Company and the Purchasers (as so amended, the "Purchase Agreement"), (ii) that certain Stockholders' Agreement dated as of November 24, 1997 by and among the Company and certain of the Company's securityholders named therein (the "Stockholders' Agreement), and (iii) that certain Registration Rights Agreement dated as of November 24, 1997 by and among the Company, CRL III and Dublind Investments LLC (the "Registration Rights Agreement").

     WHEREAS, prior to the date hereof and pursuant to the Purchase Agreement and that certain Assignment, Assumption and Consent dated as of January 1, 1998 by and among the Company and the Purchasers, the Company has issued and sold to the Purchasers (i) 12.5% Senior Subordinated Notes due 2004 (the "Notes") of the Company in the aggregate principal amount of $8,000,000, (ii) an aggregate of 931,044 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company, and (iii) Common Stock Purchase Warrants to purchase up to an aggregate of 972,293 shares of Common Stock, par value $.001 per share, of the Company;

     WHEREAS, CRL III executed a Limited Guaranty dated as of August 20, 1998, as amended (the "CRL III Guaranty") in favor of Fleet National Bank, a national banking association (the "Bank"), pursuant to which CRL III agreed to guarantee certain obligations of the Company under that certain Credit Agreement dated as of August 20, 1998 between the Company and the Bank;

     WHEREAS, pursuant to Section 2.02(c) of the Purchase Agreement, the Purchasers remain obligated to purchase up to an additional $2,000,000 aggregate principal amount of Notes (the "Remaining Notes") less the Maximum Cumulative
                                                  ----
Liability (as such term is defined in the CRL III Guaranty) at a Takedown Closing scheduled to occur on May 31, 1999;

     WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement, the Stockholders' Agreement and the Registration Rights Agreement as hereinafter set forth so
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that (i) the Purchasers remain obligated to purchase from the Company the
Remaining Notes without reducing such aggregate principal amount by the Maximum Cumulative Liability, (ii) the purchase and sale of the Remaining Notes shall occur prior to May 31, 1999 at two separate Takedown Closings such that an aggregate of $500,000 of the Remaining Notes be purchased and sold on the date hereof and an aggregate of $1,500,000 of the Remaining Notes be purchased and sold on February 9, 1999 (the "Final Takedown Closing"), (iii) at the Final Takedown Closing the Company shall issue to the Purchasers additional Common Stock Purchase Warrants of the Company (the "Final Takedown Closing Warrants") for the purchase of an aggregate of 102,091 shares of Common Stock (the "Final Takedown Closing Warrant Shares"), (iv) all references to the term "Warrants" in the Stockholders' Agreement shall be deemed to include the Final Takedown Closing Warrants, and (v) all references to the terms "Warrant" and "Warrant Shares" in the Registration Rights shall be deemed to include the Final Takedown Closing Warrants and the Final Takedown Closing Warrant Shares, respectively.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

1.   Amendment of Purchase Agreement.
     -------------------------------


     1.01. Section 1.01 of the Purchase Agreement shall be amended to delete in its entirety the definitions of "Fourth Takedown Notice" and by adding the following definitions:

            "Final Takedown Closing" shall have the meaning assigned to that
             ----------------------
     term in Section 2.02(c).

            "Final Takedown Closing Date" shall have the meaning assigned to
             ---------------------------
     that term in Section 2.02(c).

            "Final Takedown Closing Warrants" shall have the meaning assigned to
             -------------------------------
     that term in Section 3.02(b).

            "Final Takedown Closing Warrant Shares" shall have the meaning
             -------------------------------------
     assigned to that term in Section 3.02(b).

            "Final Takedown Principal" shall have the meaning assigned to that
             ------------------------
     term in Section 2.02(c).

            "Initial Closing Warrants" shall have the meaning assigned to that
             ------------------------
     term in Section 3.02(a).

     1.02. Section 2.02(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

                 (c)(i) The purchase and sale of up to an additional $500,000 aggregate
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     principal amount of Notes (the "Second Takedown Principal") shall take place at a closing (the "Second Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on November 30, 1998 (the "Second Takedown Closing Date"). At the Second Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Second Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Second Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Second Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Second Takedown Principal, in payment of the purchase price for such Note, provided,
                                                                --------
     however, that Rowland Moriarty's obligation to pay the full purchase price
     -------
     for the Note issued to him at such Second Takedown Closing shall be offset against certain amounts owed to him by the Company for certain consulting services rendered to the Company;

            (ii) The purchase and sale of up to an additional $500,000 aggregate principal amount of Notes (the "Third Takedown Principal") shall take place at a closing (the "Third Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on December 15, 1998 (the "Third Takedown Closing Date"). At the Third Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Third Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Third Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Third Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Third Takedown Principal, in payment of the purchase price for such Note, provided,
                                                                --------
     however, that  Rowland Moriarty's obligation to pay the full purchase price
     -------
     for the Note issued to him at such Third Takedown Closing shall be offset against certain amounts owed to him by the Company for certain consulting services rendered to the Company;

            (iii) The purchase and sale of up to an additional $500,000 aggregate principal amount of Notes (the "Fourth Takedown Principal") shall take place at a closing (the "Fourth Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on January 29, 1999 (the "Fourth Takedown Closing Date"). At the Fourth Takedown Closing, the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Fourth Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Fourth Takedown Principal, against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Fourth Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Fourth Takedown Principal, in payment of the purchase price for such Note,
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     provided, however, that Rowland Moriarty's obligation to pay the full
     --------  -------
     purchase price for the Note issued to him at such Fourth Takedown Closing shall be offset against certain amounts owed to him by the Company for certain consulting services rendered to the Company; and

            (iv) The purchase and sale of up to an additional $1,500,000 aggregate principal amount of Notes (the "Final Takedown Principal") shall take place at a closing (the "Final Takedown Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts, at 10:00 a.m. local time on February 9, 1999 (the "Final Takedown Closing Date"). At the Final Takedown Closing, (A) the Company will issue and sell to each Purchaser and each Purchaser shall have the obligation to purchase a single Note, dated the Final Takedown Closing Date, in the principal amount equal to such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Final Takedown Principal, and the Company will issue to each Purchaser Final Takedown Closing Warrants (as provided in Section 3.02(b)), against receipt of funds by wire transfer to an account or accounts designated by the Company prior to such Final Takedown Closing in the amount of such Purchaser's Pro Rata Share of the Final Takedown Principal, in payment of the purchase price for such Note and such Final Takedown Warrants, provided, however, that
                                                 --------  -------
     Rowland Moriarty's obligation to pay the full purchase price for the Note issued to him at such Final Takedown Closing shall be offset against certain amounts owed to Rowland Moriarty by the Company for certain consulting services rendered to the Company. The First Takedown Closing, the Second Takedown Closing, the Third Takedown Closing, the Fourth Takedown Closing and the Final Takedown Closing are sometimes herein referred to individually as a "Takedown Closing" and collectively as the "Takedown Closings").

     1.03. Section 3.01 of the Purchase Agreement is hereby amended to read in its entirety as follows:

            3.01.  The Equity Securities.  The Company has authorized the
                   ---------------------
     issuance and sale to the Purchasers of (i) an aggregate of 931,044 shares (the "Preferred Shares") of the Company's Series A Preferred Stock where the rights, designations and preferences and other terms and conditions relating to the Series A Preferred Stock shall be as set forth on Exhibit
                                                                       -------
     3.01A attached hereto and (ii) the Company's Common Stock Purchase Warrants
     -----
     for the purchase (subject to adjustment as provided therein) of an aggregate of 1,074,384 shares of the Company's Common Stock. The Common Stock Purchase Warrants shall be substantially in the form set forth as
     Exhibit 3.01B attached hereto and are herein referred to individually as a
     -------------
     "Warrant" and collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement therefor. The Warrants shall be exercisable at a purchase price, subject to adjustment, of $0.01 per Warrant Share. The shares of Common Stock issuable upon conversion of the Preferred Shares are referred to herein as the "Preferred Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares."
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     1.03.  Section 3.02 of the Purchase Agreement is hereby amended to read in its entirety as follows:

            3.02.  Purchase and Sale of Preferred Shares and Warrants.  The
                   --------------------------------------------------
     Company agrees to issue and sell to the Purchasers and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchasers agree to purchase the Preferred Shares and the Warrants, as follows:

                   (a) At the Initial Closing, the Company shall issue and sell to CRL III the Preferred Shares and Warrants (the "Initial Closing Warrants") to acquire 972,293 Warrant Shares.

                   (b) At the Final Takedown Closing, the Company will issue to the Purchasers Warrants (the "Final Takedown Closing Warrants") to acquire 102,091 Warrant Shares (the "Final Takedown Closing Warrant Shares"), such that the Company will issue to each Purchaser that number of Warrants equal such Purchaser's Pro Rata Share (as such term is defined in the Assignment Agreement) of the Final Takedown Closing Warrants.

2.   Amendments to Stockholders' Agreement and Registration Rights Agreement.

     2.01.  Amendment to Stockholders' Agreement.  The parties hereby agree that
            ------------------------------------
all references to the term "Warrants" in the Stockholders' Agreement shall be deemed to refer to and include the Final Takedown Closing Warrants.

     2.02.  Amendment to Registration Rights Agreement.  The parties hereby
            ------------------------------------------
agree that all references to the terms "Warrants" and "Warrant Shares" in the Registration Rights Agreement shall be deemed to refer to and include the Final Takedown Closing Warrants and the Final Takedown Closing Warrant Shares, respectively.

3.   Miscellaneous.

     3.01.  Effect.  Except as amended hereby, the Purchase Agreement, the
            ------
Stockholders' Agreement, the Registration Right shall remain in full force and effect.

     3.02.  No Waiver.  This Agreement is effective only in the specific
            ---------
instances and for the specific purposes for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Purchase Agreement (as amended), the Stockholders' Agreement (as amended) and the Registration Rights Agreement (as amended) in the future.

     3.03.  Defined Terms.  All capitalized terms used but not specifically
            -------------
defined herein shall have the same meanings given such terms in the Purchase Agreement unless the context clearly indicates or dictates a contrary meaning.
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     3.04.  Notices.  All notices, requests, demands and other communications
            -------
provided for in this Agreement shall be delivered in compliance with Section
9.03 of the Purchase Agreement.

     3.05.  Costs, Expenses, Taxes.  The Company agrees to pay on demand all
            ----------------------
costs and expenses of the Purchasers in connection with the preparation, execution and delivery of this Agreement and other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Messrs. Testa, Hurwitz & Thibeault, special counsel for the Purchasers.

     3.06.  Governing Law.  This Agreement shall be governed by, and construed
            -------------
and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts.

     3.07.  Seal.  This Agreement is executed as an instrument under seal.
            ----

     3.08.  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any of such counterparts.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused it to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         COMPANY:

                         LAW OFFICE INFORMATION SYSTEMS, INC.




                         By: /S/ KYLE D. PARKER
                            --------------------------------------------
                            Name:  Kyle D. Parker
                            Title: CEO


                         PURCHASERS:

                         CAPITAL RESOURCE LENDERS III, L.P.

                         By: Capital Resource Partners III, L.L.C. Its General Partner


                         By: /S/ ROBERT AMMERMAN
                            --------------------------------------------
                                   Managing Member


                         CRP INVESTMENT PARTNERS III, L.L.C.



                         By: /S/ ROBERT AMMERMAN
                            --------------------------------------------


                            /s/ ROWLAND MORIARTY
                         -----------------------------------------------
                         Rowland Moriarty
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                         SECURITYHOLDERS:
                         (With respect to Section 2 only)

                         DUBLIND INVESTMENTS LLC



                         By:
                            --------------------------------------------


                         KYLE D. PARKER, TRUSTEE, FOR
                         THE PARKER TRUST


                         By:  /s/ KYLE D. PARKER
                            --------------------------------------------
                             Kyle D. Parker, Trustee



                         /s/ KYLE D. PARKER
                         -----------------------------------------------
                         Kyle D. Parker


                         /s/ DOUGLAS W. PARKER, SR.
                         -----------------------------------------------
                         Douglas W. Parker, Sr.



                         -----------------------------------------------
                         Melissa Ann Parker


                         /s/ DAVID JAMELL
                         -----------------------------------------------
                         David Jamell



                         -----------------------------------------------
                         Joseph Mullen



                         -----------------------------------------------
                         Johnnie L. Hernreich


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                                     - 9 -


                         -----------------------------------------------
                         W. Clark Wigley



                         -----------------------------------------------
                         Reves W. Dillon


                         /s/ J. SCOTT THOMPSON
                         -----------------------------------------------
                         J. Scott Thompson


                         /s/ PAUL E. DICKSON
                         -----------------------------------------------
                         Paul E. Dickson


                         /s/ CHARLES GRIGGS
                         -----------------------------------------------
                         Charles Griggs